JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS U, UV, AND V

Supplement dated June 27, 2025 to the Statutory Prospectuses and

Updating Summary Prospectuses, dated April 28, 2025

Changes to Variable Investment Options

This Supplement is intended for distribution with the Statutory Prospectuses and Updating Summary Prospectuses, (each a “prospectus”) dated April 28, 2025 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.). The affected prospectuses belong to the following policies:

eVariable Life	Flex V2
Flex V1	Medallion Variable Life

Portfolio Subadvisor Change

Effective on or about June 30, 2025 (the “Effective Date”), the following John Hancock Variable Insurance Trust (“JHVIT”) portfolio’s “Former Subadvisor” will be replaced by the “New Subadvisor” indicated below:

Portfolio	Former Subadvisor	New Subadvisor
500 Index Trust	Manulife Investment Management (North America) Limited	Manulife Investment Management (US) LLC
Mid Cap Index Trust	Manulife Investment Management (North America) Limited	Manulife Investment Management (US) LLC

As a result, after the Effective Date, all references in the prospectuses to the Former Subadvisor are changed to the New Subadvisor, respectively.

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 06/2025

333-164158	333-164159	333-164160	333-164171
333-164174	333-164175	333-164176